UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2026

American Public Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33810	01-0724376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Congress Street Charles Town, West Virginia	25414
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 304-724-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	APEI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2026, the Board of Directors (the “Board”) of American Public Education, Inc. (the “Company”) appointed Shira Goodman to serve as a director of the Company, effective as of October 27, 2026, to hold office for a term expiring at the 2027 Annual Meeting of Stockholders, and until a successor is duly elected and qualified, or until Ms. Goodman’s earlier death, resignation, or removal. Ms. Goodman has also been appointed as a member of the Audit Committee of the Board and the Management Development and Compensation Committee of the Board.

Ms. Goodman will be compensated for her service on the Board in accordance with the Company’s non-employee director compensation policy, as described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on April 9, 2026, which currently provides for, among things, an annual cash retainer of $80,000 and an annual grant of restricted stock having a value of $110,000 on the grant date. For 2026, Ms. Goodman will receive pro-rated amounts in accordance with the non-employee director compensation policy.

Additionally, the Company and Ms. Goodman are entering into the Company’s standard indemnification agreement for executive officers and directors, which provides for indemnification and advancement of expenses in connection with specified events arising in connection with her service as a member of the Board, subject to the terms and conditions set forth therein.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On October 27, 2026, the Company issued a press release announcing the appointment of Ms. Goodman to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated October 27, 2026, issued by American Public Education, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.

Date:	October 27, 2026	By:	/s/ Edward Codispoti
Edward Codispoti
Executive Vice President and Chief Financial Officer